SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                           Proxy                           Statement Pursuant to
                                                           Section 14(A) of the
                                                           Securities Exchange
                                                           Act of 1934
                                                           (Amendment No. )

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

/X/  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant toss.240.14a-12


                         LCM Internet Growth Fund, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:


                         LCM INTERNET GROWTH FUND, INC.
                               223 W. Lake Street
                             Chicago, Illinois 60606
                                  312.705.3028
                           --------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 28, 2001



TO OUR SHAREHOLDERS:

The second Annual Meeting of Shareholders of LCM Internet Growth Fund, Inc. will be held at the Fund's offices located at 223 W. Lake St., Chicago, Illinois 60606, on Thursday, June 28, 2001 at 10:00 a.m. Central Time for the following purposes:

(1) To elect six directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2001; and

(3) To transact such other business as may properly come before the Annual Meeting (and any adjournment of the meeting), all in accordance with the accompanying Proxy Statement.

Shareholders of Record at the close of business on May 25, 2001 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments.

All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. You may revoke your proxy by following the procedures described in the Proxy Statement.

                                             By Order of the Board of Directors,


                                           Barry J. Glasgow, Secretary

June 4, 2001





                         LCM INTERNET GROWTH FUND, INC.
                               223 W. Lake Street
                             Chicago, Illinois 60606
                                  312.705.3028


                                 Proxy Statement

Unless the context requires otherwise, all references to "LCM," "we" or "our" refers to LCM Internet Growth Fund, Inc. Our fiscal year ends on March 31. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended March 31, 2001 is referred to as "fiscal 2001").

This Proxy Statement is furnished by the Board of Directors of LCM for the solicitation of proxies from the holders of our common stock, $0.01 par value (the "Common Stock"), to be voted at the Annual Meeting of Shareholders to be held at the offices of LCM at 223 W. Lake St., Chicago, Illinois 60606, on Thursday, June 28, 2001 at 10:00 a.m., Central Time, and at any adjournment thereof (the "Annual Meeting"). It is expected that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card, together with the Annual Report to Shareholders for fiscal 2001, will be mailed to shareholders commencing on or about June 6, 2001.

At the Annual Meeting, our shareholders will elect six directors, each of who will hold office until the 2002 Annual Meeting and until his successor is duly elected and qualified. Our shareholders will also vote on whether to ratify PricewaterhouseCoopers LLP as our independent auditors for fiscal 2002.

Shareholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the proxy with our Secretary at any time prior to the voting of the proxy.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each of the individuals nominated to serve as directors and FOR ratification of the appointment of our independent auditors. The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by us. No solicitation other than by mail is contemplated, except that officers and representatives of LCM and officers and employees of our investment adviser, LCM Capital Management, Inc. (the "Adviser"), may solicit the return of proxies from certain shareholders by telephone.

Only shareholders of record at the close of business on May 25, 2001 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Annual Meeting. As of the Record Date, we had outstanding 2,578,883 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

The presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast at the Annual Meeting. The shares represented at the Annual Meeting by proxies that are marked "withhold authority" for the election of directors or "abstain" for the ratification of our auditors will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. If a quorum is not present, the Secretary may adjourn the meeting to permit further solicitation of proxies.

Directors are elected by a plurality of the votes cast by holders of our Common Stock entitled to vote at a meeting at which a quorum is present. In other words, nominees receiving the largest number of affirmative votes cast will be elected as directors. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will not be counted as affirmative votes cast for any director.

The appointment of our independent auditors must be ratified by a majority of the votes entitled to be cast by holders of our Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against the appointment of our independent auditors.


                                 SHARE OWNERSHIP

The following table sets forth information regarding the beneficial ownership of LCM's outstanding shares as of the Record Date by (i) each director and executive officer and (ii) all directors and executive officers as a group. As of the Record Date, we do not believe that any person is the beneficial owner of more than 5% of LCM's outstanding shares.


                                                                       Percent of
Name and Address (1)                            Number of Shares     Outstanding Shares
--------------------                            ----------------     ------------------
Michael R. Grady, Jr.                               9,617.70 (2)           *
Barry J. Glasgow                                        0                  *
David von Vistauxx                                  7,094.60               *
Michael Radnor                                      2,547.30               *
George D. Kraft                                     1,047.30               *
Lawrence E. Harb                                        0                  *
All directors and executive officers as a group    20,306.90               *
(6 persons)

*       Less than 1% of the outstanding shares

(1) The address of Messrs. Grady and Glasgow is 223 W. Lake Street, Chicago, Illinois 60606. The address of Dr. von Vistauxx is 223 University Boulevard East, Silver Spring, Maryland 20901. The address of Dr. Radnor is Northwestern University, 2001 Sheridan Road, Evanston, Illinois 60208. The address of Dr. Kraft is I.I.T. Stuart School of Business, 565 West Adams Street, Chicago, Illinois 60631. The address of Mr. Harb is 3520 Okemos Road, Suite 120, Okemos, Michigan 48864.

(2) 7,837.29 shares are held in spouse's name and remaining 1,780.41 shares are held in an Individual Retirement Account for the benefit of Mr. Grady.


                       Proposal One: ELECTION OF DIRECTORS

The Board of Directors proposes that the nominees described below, who are currently serving as directors, be elected as directors, each of whom will hold office until the 2002 Annual Meeting and until his successor is duly elected and qualified. Each director who is deemed an "interested person" of LCM, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk. The directors and officers listed below have served since inception of LCM in August 1998, except as otherwise noted.

The nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends.

Nominees for Director

                         Present Position with LCM
Name and Age             and Business Experience

*Michael R. Grady, Jr.   President,  Treasurer and Director of LCM
Age 38                   Mr. Grady co-founded the Adviser with Mr.  Glasgow in
                         June 1998 and has served as its President and a
                         Director since then.  Since January 1997, Mr. Grady
                         has also served as President of LaSalle St. Capital
                         Markets,  Inc., an investment  banking,  research and
                         consulting firm, which is an affiliate of the Adviser.
                         Since  December 1996, Mr. Grady has also been a
                         registered representative of LaSalle St. Securities,
                         LLC, a registered broker-dealer, an affiliate of the
                         Adviser and the principal underwriter for LCM's initial
                         public  offering in October 1999 (the  "Underwriter").
                         Prior to joining the LaSalle  group of  companies,
                         both of which are located in Chicago, Illinois,
                         Mr. Grady spent 18 months with Madison Securities,
                         Inc., a registered broker-dealer in Chicago,  Illinois
                         (from June 1995 until December 1996), and 14 months
                         with Lexington Securities,  Inc., a registered
                         broker-dealer in Chicago, Illinois  (from  April  1994
                         until June 1995). At both companies, he was a registered representative and Executive Vice
                         President. Mr. Grady received his B.S. in Finance from Northern Illinois University in 1985.

*Barry J. Glasgow
Age 58                   Vice President, Secretary and Director of LCM
                         Mr. Glasgow co-founded the Adviser with Mr. Grady in June 1998 and has served as its Chief Investment Officer, Secretary, Portfolio Manager and a Director since then. From May 1991 until June 1998, Mr. Glasgow served as the Managing Partner and Portfolio Manager of Gonski & Glasgow Investments, a registered investment adviser in Elgin, Illinois. From January 1991 until May 1996, Mr. Glasgow served as a registered representative of Rocky Mountain Securities, Inc., a registered broker-dealer, in its Elgin, Illinois branch office. From May 1996 until May 1998, Mr.
                         Glasgow  served  as  a  registered   representative  of
                         Berry-Shino Securities, Inc., a registered office. broker-dealer, in its Elgin, Illinois branch
                         Since May 1998, Mr. Glasgow has served as a registered representative of the Underwriter, and from November 1998 until October 1999, Mr. Glasgow was employed as a Research Analyst at LaSalle St. Capital Markets, Inc.

David von Vistauxx, Ph.D.
Age 51                   Director of LCM
                         Dr. von Vistauxx has served as the President and a Director of American Communication & Computation, Inc., a corporation engaged in the communications infrastructure business, since January 1980, and as a Director of International Digital Maintenance, Ltd., a digital equipment repair firm, since May 1972. Both companies are located in Silver Springs, Maryland. Dr. von Vistauxx holds several patents in the fields of electronic and security devices. As a pioneer in modern computing, Dr. von Vistauxx developed several early computer technologies. In the 1970s, he developed the downlink and computation algorithms for NASA's ABS satellites, the domestic money transfer system for Bankers Trust in New York, the off-track betting system for the State of New York and an encrypted telecommunications system for the U.S. government.
                         Dr. von Vistauxx received his B.S. in Physics from the Massachusetts Institute of Technology (M.I.T.), his M.S.C.S. from the University of Maryland and a Doctorate in Economics from Harvard University. Dr. von Vistauxx is listed in "Who's Who" in the computer industry.

Michael Radnor, Ph.D.
Age 68                  Director of LCM
                        Dr. Radnor has served as a Professor at the J.L. Kellogg Graduate School of Management at Northwestern University in Evanston, Illinois since 1964. In 1983, Dr. Radnor launched the International Business Development program through which his staff at Northwestern assisted numerous U.S. and foreign companies to strengthen their international operations, technology and trade strategies and programs. Dr. Radnor is the President of IBD, Inc. In 1989, Dr. Radnor, with support from the State of Illinois, established the International Business Development (IBD) Program to provide counseling, training, referral services and direct assistance to small businesses in the Midwest. Privatized as IBD, Inc. in late 1994, the program works with firms in several countries worldwide. Dr. Radnor is also the Chairman of a large consortium of major firms focused on technology management.

George D. Kraft, Ph.D.
Age 63                  Director of LCM
                        Dr. Kraft has served as a Professor at the I.I.T. Stuart School of Business in Chicago, Illinois since 1994. Previously, he was an Associate Professor of Electrical and Computer Engineering in the Armour College of Engineering at I.I.T. In 1993, Dr. Kraft helped form the Telecommuting Advisory Council of Illinois, and in 1991 he was a member of a statewide telecommunications committee that developed a strategic plan for wiring Illinois with a broadband multimedia network. He has consulted extensively for the U.S. government through work for the Defense Information Systems Agency, the Department of Housing and Urban Development and the General Services Administration. Each of these agencies has used him as a national expert on telecommunication capabilities and products. Dr. Kraft has also been involved with the National Institute of Standards and Technology, as manager of the Integrated Services Digital Network ("ISDN") Standardization Effort and the Alternate Chairman of the Executive Steering Committee of the North American ISDN User's Forum. Dr. Kraft has served as a Director of LCM since March 1999.

Lawrence E. Harb        Director of LCM
           Age 48       Mr. Harb is the President and CEO of IT Risk Managers,
                        Inc., a company that specializes in providing Internet and Technology training, development, wholesaling and risk management services to the insurance industry.
                        Prior to starting IT Risk Managers, Mr. Harb was an
                        Executive Vice President with J.S. Wurzler Underwriting
                        Managers. He and his two partners created one of the first Internet insurance programs underwritten by Lloyd's of London that protected web sites from hackers, viruses, and other virtual perils. Mr. Harb launched his insurance career with Aon Corporation as Chairman and CEO of Financial Solutions Insurance Services, a company comprised of six Aon subsidiaries, each specializing in insuring financial institutions. During his tenure with Aon, Mr. Harb also started Aon Securities Corp., a registered broker dealer, and the Aon Funds, a proprietary family of six mutual funds. Before joining
                        Aon, Mr. Harb was President and founder of LaSalle
                        Consultants, Ltd. and President of LCL Investments, Inc.
                        Mr. Harb also served as an adjunct professor in the Illinois Institute of Technology's Financial Markets and
                        Trading Program, from 1993-96. Mr. Harb holds a Master of Management degree from Northwestern University's
                        Kellogg School of Management and a B.S. in Management from Northern Illinois University. Mr. Harb has served as a Director of LCM since March 1999.

The Board of Directors has a standing Audit Committee. The Board of Directors does not have a Nominating Committee or a Compensation Committee. The Board of Directors held four meetings in fiscal 2001. Each director attended 100% of the meetings of the Board of Directors held in fiscal 2001.

The Audit Committee presently consists of Messrs. von Vistauxx, Radnor, Kraft and Harb, each of who is independent as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of our independent public accountants and monitor the overall performance of our fund accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the fund accounting agent and the Board of Directors. The Audit Committee met one time in fiscal 2001.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting practices.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from LCM and its management. In addition, the independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees").

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of LCM's financial statements. The Audit Committee reviewed the audited financial statements of LCM for the fiscal year ended March 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of LCM's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that LCM's audited financial statements be included in its Annual Report for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                   The Audit Committee of the Board of Directors

                                   David von Vistauxx
                                   Michael Radnor
                                   George D. Kraft
                                   Lawrence E. Harb

Director Compensation

Directors and officers of LCM who are also officers, directors or employees of the Adviser do not receive any remuneration from LCM for serving as directors or officers of LCM. Accordingly, neither Mr. Grady nor Mr. Glasgow receives any remuneration from LCM for their services as directors and officers of LCM. However, the remaining directors received the following fees for their services as directors of LCM during fiscal 2001.

                                                  Pension or
                                 Aggregate        Retirement       Total
          Name                 Compensation (1)   Benefits         Compensation
          ----                 ---------------- -----------------  ------------
      David von Vistauxx          $8,000              $0             $8,000

      Michael Radnor              $8,000              $0             $8,000

      George D. Kraft             $8,000              $0             $8,000

      Lawrence E. Harb            $8,000              $0             $8,000

(1) For fiscal 2002 each director who is not deemed an "interested person" of LCM, as defined in the 1940 Act, will receive a retainer fee of $6,000. In addition, each disinterested director will receive a fee of $500 for each Board of Directors meeting attended by such person, plus reimbursement of reasonable expenses incurred in connection therewith. The Board anticipates holding four meetings during fiscal 2001. Thus, each disinterested director is entitled to $8,000 during fiscal 2001 from LCM, plus reasonable expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, among others, to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of stock in LCM. Copies of these reports must also be furnished to LCM. Based solely on a review of these copies, we believe that during fiscal 2001, all filing requirements were met.

               Proposal Two: RATIFICATION OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed PricewaterhouseCoopers LLP, an independent public accounting firm, to audit the financial statements of LCM for the fiscal year ending March 31, 2002. Representatives of PricewaterhouseCoopers LLP may be present at the Annual Meeting (either in person or by telephone) to make any statement they may desire and to respond to questions from shareholders.

If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the selection of our independent auditors will be reconsidered by the Audit Committee and the Board of Directors.

In connection with the fiscal year ended March 31, 2001, PricewaterhouseCoopers LLP provided various audit and non-audit services to LCM and billed LCM for these services as follows:

a) Audit Fees. Aggregate fees billed to LCM by PricewaterhouseCoopers LLP for professional services rendered for the audit of LCM's financial statements for the fiscal year ended March 31, 2001 totaled $7,092.00.

b) Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended March 31, 2001 to LCM, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides services to LCM.

c) All Other Fees. Aggregate fees billed to LCM by PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended March 31, 2001 to LCM, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides services to LCM, including tax related services, totaled $8,020.00.

The Board of Directors has considered whether the provision of the non-audit services related to sections (b) and (c) above is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

                          Proposal Three: OTHER MATTERS

Although management is not aware of any other matters that may come before the 2001 Annual Meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

                                FUND INFORMATION

The investment adviser for LCM is LCM Capital Management, Inc., 223 West Lake Street, Chicago, Illinois 60606.

The principal underwriter for LCM's initial public offering in October 1999 was LaSalle St. Securities, LLC, 223 West Lake Street, Chicago, Illinois 60606. LCM may occasionally engage LaSalle St. Securities, LLC to execute portfolio securities transactions.

The administrator for LCM is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

We must receive any proposal that a shareholder intends to present at and have included in our Proxy Statement for the 2002 Annual Meeting by the close of business on January 31, 2002. If a shareholder intends to present a proposal at the 2002 Annual Meeting, but does not seek inclusion of that proposal in our Proxy Statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if we have not received notice of the proposal by April 15, 2002. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal but only to the extent permitted by the regulations of the Securities and Exchange Commission.



                                            By Order of the Board of Directors,



                                            Barry J. Glasgow, Secretary


                                   Proxy Card
                         LCM INTERNET GROWTH FUND, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoint(s) Michael R. Grady, Jr. and Barry J. Glasgow, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of stock of LCM Internet Growth Fund, Inc. held as of record by the undersigned as of May 25, 2001at the 2001 Annual Meeting of Shareholders of LCM Internet Growth Fund, Inc. to be held on June 28, 2001 or at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR the ratification of PricewaterhouseCoopers LLP as independent auditors.



PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED



1.   ELECTION OF DIRECTORS:
(To serve until the 2002 Annual Meeting and until their successors are elected and qualified)

1 - Barry J. Glasgow
2 - Michael R. Grady, Jr.
3 - Lawrence E. Harb
4 - George D. Kraft
5 - Michael Radnor
6 - David von Vistauxx

__ FOR all nominees listed to the left (except as specified below).

__ WITHHOLD AUTHORITY to vote for all nominees listed to the left.

Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.

2. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

__ FOR

__ AGAINST

__ ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Number of shares: ________________

Check appropriate box. Indicate changes below: __ Address change? __ Name change?

Date:  ___________________


-----------------------------------
   (Signature of Shareholder)


-----------------------------------
 (Signature of Shareholder - if held jointly)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                                                     Appendix A

                         LCM I NTERNET GROWTH FUND, INC.
                             AUDIT COMMITTEE CHARTER

I.   Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

o Monitor the independence and performance of the Company's independent public accountants and monitor the overall performance of the Company's fund accounting agent.

o    Provide  an  avenue  of   communication   among  the   independent   public
     accountants, management, the fund accounting agent and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent public accountants as well as any service provider to the Company (or any employee thereof). The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Committee Composition

The Committee shall be comprised of at least three members, consisting solely of directors of the Company who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, of the Company.

By June 14, 2001, the Committee shall be comprised of at least three members, consisting solely of "independent" directors who are "financially literate" or become "financially literate" within a reasonable period of time after his or her appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

A director is "independent" and "financially literate" if he or she meets the requirements set forth in the rules of the American Stock Exchange. The current requirements for independence and financial literacy are attached hereto as Appendix A, which may be supplemented from time to time as such requirements are modified. One director who is not independent and who is not a current employee or an immediate family member of a current executive officer may serve on the Committee, provided that the Board determines that such director's membership on the Committee is required by the best interests of the Company and its shareholders.

By June 14, 2001, at least one member of the Committee shall also have accounting or related financial management experience in accordance with the requirements of the American Stock Exchange.

III. Meeting and Reports

The Committee shall meet as frequently as the Committee deems necessary, but at least annually. The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings and recommendations.

Meetings of the Committee may be called by the Chairperson of the Committee or otherwise as provide in the By-Laws of the Company. The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action of the Committee may be made by written consent. All decisions of the Committee shall be determined by the affirmative vote of a majority of its members.

The members of the Committee shall be elected by the Board to hold such office until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full committee membership.

IV.  Responsibilities and Powers

The Committee shall be responsible for the following:

o    Review and assess the adequacy of this Charter on at least an annual basis.

o Review and assess on an annual basis whether the Committee has satisfied its responsibilities during the prior year in compliance with this Charter.

o Monitor and evaluate the performance, independence and qualifications of the independent public accountants and review the scope, services and fees charged for their audit.

o Recommend to the Board of Directors the appointment of the independent public accountants or approve any proposed discharge of the independent public accountants when circumstances warrant (or nominate the independent public accountants to be proposed for shareholder approval in any proxy statement of the Company).

o Review and discuss with the independent public accountants the independent public accountants' ultimate accountability to the Board of Directors and the Audit Committee.

o    Ensure the independence of the Company's  independent  public  accountants.
     The Committee shall obtain a formal written statement listing all relationships between the independent public accountants and the Company from the independent public accounts on an annual basis. The Committee will also review and discuss with the independent public accountants any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants and recommend that the Board of Directors take appropriate action to ensure the independent public accountants' independence.

o Review with management any problems that the independent public accountants raise as a result of their audit of the Company's financial statements.

o Review, evaluate, and periodically meet with the company's fund accounting agent to assess the scope, services and fees provided for such services and any issues or problems raised.

o Review and discuss with management and privately discuss with the independent public accountants on an annual basis the Company's audited financial statements to be included in the Company's Annual Report and all major accounting and disclosure policies involved in the preparation of such report. Make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report.

o When required under the SEC's rules, provide an Audit Committee Report to be included in the Company's annual proxy statement, which states whether the Committee has: (a) reviewed and discussed with management the Company's audited financial statements; (b) discussed with the independent public accountants the matters required to be discussed by Statement on Accounting Standards No. 61; (c) received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 and discussed with the independent public accountants the independent public accountants' independence; and (d) based on the review and discussion of the audited financial statements with management and discussions with the independent public accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report for the last fiscal year for filing with the SEC.

o Periodically review with management, the fund accounting agent and the independent public accountants the Company's unaudited financial statements included in the Company's Semi-Annual Reports and quarterly reports and all major accounting and disclosure policies involved in the preparation of such reports.

o    Review  any  significant   disagreements   between  management,   the  fund
     accounting agent and the independent public accountants in connection with the preparation of the Company's financial statements.

o Direct and supervise an investigation into any matter the Committee deems necessary and appropriate, including the authority to retain outside counsel or other professional services.

o Take action in connection with other powers and responsibilities as determined by the Board of Directors from time to time.


Definitions

                   AMEX Definition of "Independent" Directors

The following directors would not be considered independent:

(a) a director who is currently an employee of the Company or any of its affiliates or who was an employee of the Company or any of its affiliates during the past three years;

(b) a director who accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is an immediate family member of an individual who is or has been during the past three years an executive officer of the Company or any of its affiliates;

(d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-business organization to which the Company made, or from which the Company received, payments (other than those arising from investments in the Company's securities) that exceeded 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

(e) a director who is employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee.


AMEX Definition of "Financially Literate"

A financially literate director is one who is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.


AMEX Definition of Accounting/Financial Expertise

A director has accounting or related financial management expertise if he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.